PEOPLE'S BANK
                               ONE FINANCIAL PLAZA
                             HARTFORD, CT 06103-2613



                                  July 31, 2002

Northeast Mortgage, LLC
Northeast Mortgage Corporation
800 Main Street South, Suite 225
Southbury, CT 06488

        Re:         Post-Closing Events

Ladies and Gentlemen:

        Reference is made to that certain Amended and Restated Revolving Loan and Security Agreement by and among Northeast Mortgage, LLC (the "Connecticut LLC"), Northeast Mortgage Corporation (the "Nevada Corporation") (the Connecticut LLC and the Nevada Corporation sometimes referred to herein as "Borrower") and People's Bank ("Lender") dated as of the date hereof (the "Loan Agreement"). Capitalized terms not otherwise defined herein shall have the meanings given such terms in the Loan Agreement.

        Lender has agreed to execute the Loan Agreement on the date hereof without compliance by Borrower with all the requirements of the Loan Agreement to a closing, provided that adequate assurances and procedures are made to ensure the prompt and expeditious compliance by Borrower with such requirements. The parties have entered into this letter agreement to provide a schedule for compliance by Borrower.

        In consideration of these premises and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and without limitation of Borrower's other obligations to Lender as set forth in the Loan Agreement or in any of the other documents executed or delivered in connection therewith, the parties agree as follows:

        1. The effectiveness of the Loan Agreement and the obligation of Lender to make Advances under the Loan Agreement shall be subject to the prior satisfaction of each of the following conditions to the satisfaction of Lender on or prior to August 1, 2002:

         (a) Delivery to Lender of original Loan Agreement duly executed by the Borrower;

         (b) Delivery to Lender of original $7,500,000 Third Amended and Restated Revolving Loan Note duly executed by the Borrower;

         (c) Delivery to Lender of original Amended and Restated Assignment of Collateral duly executed by the Connecticut LLC;

         (d) Delivery to Lender of original Assignment of Collateral duly executed by the Nevada Corporation;

Northeast Mortgage, LLC
Northeast Mortgage Corporation
July 31, 2002
Page - 2 -


         (e) Delivery to Lender of copy of Amended and Restated Guaranty duly executed by the Guarantors; ----

         (f) Delivery to Lender of original Guaranty duly executed by the Connecticut LLC; and

         (g) Delivery to Lender of original Guaranty duly executed by the Nevada Corporation.

        2. The obligation of Lender to make Advances under the Loan Agreement after August 9, 2002 shall be subject to the prior satisfaction of each of the following conditions to the satisfaction of Lender on or prior to August 9, 2002:

         (a) Delivery to Lender of original Amended and Restated Guaranty duly executed by the Guarantors;

         (b) Delivery to Lender of original Intercreditor Agreement duly executed by Horizon Bank;

         (c) Delivery to Lender of original Opinion of Counsel to the Borrower;

         (d) Delivery to Lender of original Certificate of Member duly executed by a member of the Connecticut LLC;

         (e) Delivery to Lender of original Certificate of the Secretary duly executed by the Secretary of the Nevada Corporation;

         (f) Delivery to Lender of UCC Search Information Report on the Connecticut LLC from the Office of the Secretary of State of Connecticut;

         (g) Delivery to Lender of UCC Search Information Report on the Nevada Corporation from the Office of the Secretary of State of Nevada;

         (h) Delivery to Lender of UCC Search Information Report on Knight Investment LTD from the Office of the Secretary of State of Nevada; and

         (i) The other items listed on the Closing Needed List attached hereto as Exhibit A.

        The failure of Borrower to fully perform on a timely basis any of the obligations set forth herein shall be deemed to be an Event of Default under the Loan Agreement and shall entitle Lender to exercise any and all rights and remedies permitted in the Loan Agreement and under applicable law, including, without limitation, the right of Lender not to make Advances under the Loan Agreement. Time is of the essence.

Northeast Mortgage, LLC
Northeast Mortgage Corporation
July 31, 2002
Page - 3 -

                                     PEOPLE'S BANK


                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------



Agreed and consented to this 31st day of July, 2002:

BORROWER:

NORTHEAST MORTGAGE, LLC.              NORTHEAST MORTGAGE CORPORATION



By:  __________________________       By:  _______________________________

         Its _______________                      Its _____________
         Duly Authorized                          Duly Authorized


GUARANTORS:


-------------------------------            -----------------------------------
Brian P. Rogerson                          Sean T. Rogerson


-------------------------------
Anthony J. Gabriele, Jr.